To Our Shareholders,


  We are pleased to provide you with a semi-annual report for Legg Mason Focus Trust, Inc. for the six months ended June 30, 1999.

  Since the Focus Trust joined the Legg Mason Family of Funds on June 30, 1998, both its performance and recent growth have exceeded our expectations. Robert Hagstrom, the Fund's portfolio manager, discusses the investment outlook and the Fund's performance on the following pages. Long-term investment results for the Fund are shown in the "Performance Information" section of this report.

  During 1998 and into 1999, the focus on the Year 2000 issue increased significantly. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. The Fund's Year 2000 project is well underway, and is designed to ensure that the Year 2000 date change will have no adverse impact on our ability to service our shareholders. The Fund is committed to taking those steps necessary to protect our investors, including efforts to determine that the Year 2000 problem will not affect such vital service functions as shareholder transaction processing and recordkeeping. In addition, we are continuously monitoring the Year 2000 efforts of our vendors, and will perform tests with our critical vendors throughout 1999. Although the Fund is taking steps to ensure that all of its systems will function properly before, during, and after the Year 2000, the Fund could be adversely affected by computer-related problems associated with the Year 2000. Contingency plans are in place to ensure that functions critical to the Fund's operations will continue without interruption. We are on target to complete this important project and look forward to continuing extensive testing (including industry-wide testing) with our industry peers, regulators and vendors throughout 1999.

  We hope you will consider using the Fund for investments of additional funds as they become available. Some shareholders regularly add to their investment in the Legg Mason Funds by authorizing automatic, monthly transfers from their bank checking or Legg Mason accounts. Your Financial Advisor will be happy to help you make these arrangements if you would like to purchase additional shares in this convenient manner.

                                    Sincerely,


                                    /s/ Edward A. Taber, III
                                    --------------------------------
                                    Edward A. Taber, III
                                    President

August 2, 1999

Portfolio Manager's Comments
Focus Trust


  Focus Trust's total return(1) for the first quarter, second quarter and year to date are shown below with the total returns of the Fund's two comparable benchmark indices: the Standard & Poor's 500 index, an unmanaged index of widely held common stocks, and Lipper Analytical Services, Inc.'s ("Lipper") index of growth stock funds.(2)

                               Focus      S&P 500     Lipper Growth
    1999                       Trust       Index       Funds Index
    ----------------------------------------------------------------
    First Quarter             +11.36%       +4.99%       +5.07%
    Second Quarter             -0.90%       +7.06%       +6.49%
    Year to Date              +10.36%      +12.39%      +11.89%

  The Fund's average annual total returns for one, two and three years and since inception are shown below, as well as total return information for the same periods for the S&P 500 index and Lipper's index of growth stock funds.

                               Focus      S&P 500    Lipper Growth
    June 30, 1999              Trust       Index      Funds Index
    --------------------------------------------------------------

    One Year                  +27.09%      +22.77%     +21.69%
    Two Years                 +33.34%      +26.41%     +24.93%
    Three Years               +30.31%      +29.12%     +25.15%
    Since Inception (4/17/95) +26.15%      +28.94%     +25.12%

  As you can see, the Fund continued along its "bumpy" ride. After a strong first quarter, the Fund lagged its benchmarks during the second quarter. We have become used to this "bumpy" ride and have spent considerable time talking with shareholders and our financial advisors about the inherent volatility of a focused portfolio. The bounces we experience in the Fund, you may recall, have much more to do with the underlying changes in the stock market than with the economic changes of our underlying businesses.

  During the second quarter of 1999, we witnessed profound shifts in market sentiment and direction. The change in direction was caused by three separate events: first was the resurgence in "value" stocks over "growth" stocks, second came the Federal Reserve's increase in interest rates, and third was the unexpected Federal Reserve shift back to a neutral bias regarding future interest rate moves.

Over the past several years, up to and including the first quarter of 1999, the stock market's impressive price return was largely based on the performance of a narrow group of large capitalization stocks. These large capitalization stocks included companies with rising revenues and earnings that


--------------
(1) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Lipper Growth Funds Index is composed of 30 funds whose primary objective is to invest in companies with long-term earnings expected to grow significantly faster than earnings of the stocks represented in the major managed stock indices.

sported high price/earnings ratios. During this time, the market was willing to pay a fat premium for companies able to grow earnings in a low inflationary environment while discounting companies unable to demonstrate any unit growth. This unusually large disparity between high price/earnings ratio "growth" stocks and low price/earnings ratio "value" stocks snapped in the first week of April when the market suddenly reversed course and sold-off "growth" in favor of "value." The deep cyclicals (basic materials and capital goods companies) staged their largest one-month rally in over fifty years.

  We do not favor "growth" stocks over "value" stocks, nor "value" stocks over "growth" stocks. Rather, we look for great businesses that we believe to be available at prices below their intrinsic value, calculated by discounting to present value the future free cash flow that each business generates over its life. Some of our companies in the portfolio have "growth" stock characteristics, such as America Online, Avon Products, Harley Davidson, and International Speedway, while others possess "value" stock characteristics, such as Action Performance, American Express, Citigroup, Federal Home Loan Mortgage (Freddie Mac), Lloyds TSB Group, and United Asset Management. But all of these companies are valuable to us because they sell at or below their intrinsic worth.

  We have witnessed several group shifts before and we are of the opinion that the best strategy is not to be seduced into chasing a fast-moving trend. Rather, we feel it is more important to stick with our own great companies, anticipating that their above-average economics will, over time, work through any short-term cyclical shift. We believe we do not have to make the right short-term bet if we have already made what we feel is the right long-term investment.

  At its June meeting, the Federal Reserve hiked interest rates 25 basis points(3) in what was described as the most anticipated rate increase in memory. Since the fall of 1998, interest rates had slowly but steadily moved higher. The 30-year Treasury Bond, after dipping below 5%, finished the quarter at 6%. So really, the Fed was merely following the bond market back up the yield curve. What many investors did not know was whether the Fed would stop after one increase, as it did in 1997, or was the expected rate increase to be soon followed by several more, as happened in 1994 and 1995. The implication was clear. Several rate increases, one after another, would unquestionably force stock prices lower while a "one and done" increase would merely slow this historic bull market.

  Immediately after the rate increase, the Fed announced it was moving its interest rate bias from "tightening" to "neutral." Almost no one expected the Fed to shift back to a neutral stance so soon. After all, they could have easily left the tightening bias in place and moved back to neutral at the next meeting in August. What can investors conclude from this unexpected move?

  The Federal Reserve claimed its neutral posture was based on an "uncertain resolution of conflicting forces in the economy going forward." In other words, the combination of strong GDP growth, slow labor growth, and low unemployment has always been a presage to rising wage inflation. But instead of clinging to an older and possibly outdated economic model, the Fed recognizes a new and powerful variable, namely the huge gains in productivity made available from technology and the Internet. Now, it is not certain the gains in productivity have completely offset any inflation threat, but what is clear is the Federal Reserve is forward-thinking. With no "predilection" about the


--------------
(3) 100 basis points = 1%.

near-term policy, it appears the Fed will let the markets explain what is going on and then react accordingly. We believe this strategy, letting the markets explain the current phenomena as opposed to fighting yesteryear's wars with incomplete models, carries substantial benefits for investors.

  We are confident in our portfolio and expect, going forward, our businesses to generate above-average economics that should lead over time to above-average price gains. Along the way, you can be assured there will be plenty of surprises. Some we will be able to anticipate, most we will not. However, we will always be anxious to invest more dollars in great companies at low prices.

  As always, we appreciate your support and confidence. If you have any questions about Focus Trust, please do not hesitate to contact us. Also, if you know investors who think similarly to the way we do, send them our way. We want to grow Focus Trust, but only with a core group of individuals who appreciate our investment approach.


                                                     Robert G. Hagstrom, CFA
                                                     Portfolio Manager

August 2, 1999
DJIA 10645.96

    Performance Information
    Legg Mason Focus Trust, Inc.


Total Returns for One, Two and Three Years and Life of Fund as of June 30, 1999

      The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

      The Fund's total returns as of June 30, 1999, are as follows:




     Average Annual Total Return:
       One Year                                  +27.09%
       Two Years                                 +33.34
       Three Years                               +30.31
       Life of Fund (Inception April 17, 1995)   +26.15

     Cumulative Total Return:
       One Year                                  +27.09%
       Two Years                                 +77.80
       Three Years                              +121.28
       Life of Fund (Inception April 17, 1995)  +165.15

                         -----------------------------

    SELECTED PORTFOLIO PERFORMANCE(dagger)

    Strong performers for the six months ended June 30, 1999*          Weak performers for the six months ended June 30, 1999*
    ---------------------------------------------------------          -------------------------------------------------------
    1. Citigroup, Inc.                                 +43.4%          1. United Asset Management Corporation           -12.5%
    2. WPP Group plc                                   +38.9%          2. Freddie Mac                                   -10.0%
    3. America Online, Inc.                            +38.1%          3. Action Performance Companies, Inc.            -6.7%
    4. American Express Company                        +27.3%          4. Lloyds TSB Group plc                          -4.6%
    5. International Speedway Corporation              +17.3%          5. Berkshire Hathaway, Inc.-Class A              -1.6%

    (dagger) Individual stock performance is measured by the change in the stock's price; reinvestment of dividends is not included.
    *        Securities held for the entire period.

PORTFOLIO CHANGES

    Securities added since December 31, 1998          Securities sold since December 31, 1998
    ----------------------------------------          ---------------------------------------
    Waste Management, Inc.                            Johnson & Johnson
    Avon Products, Inc.
    Gateway, Inc.

Statement of Net Assets
Legg Mason Focus Trust, Inc.
June 30, 1999  (Unaudited)
(Amounts in Thousands)


                                                     Shares/Par          Value
    ----------------------------------------------------------------------------
Common Stocks and Equity Interests -- 90.2%
    Advertising -- 4.5%
    WPP Group plc                                       108           $  9,218
                                                                      --------
    Banking -- 14.9%
    Citigroup, Inc.                                     445             21,138
    Lloyds TSB Group plc                                676              9,166
                                                                      --------
                                                                        30,304
                                                                      --------
    Collectibles -- 3.2%
    Action Performance Companies, Inc.                  195              6,438(A)
                                                                      --------
    Computer Services and Systems -- 4.5%
    Gateway, Inc.                                       155              9,145(A)
                                                                      --------
    Consumer Products -- 4.7%
    Avon Products, Inc.                                 171              9,468
                                                                      --------
    Financial Services -- 24.9%
    American Express Company                            159             20,742
    Freddie Mac                                         352             20,393
    United Asset Management Corporation                 418              9,500
                                                                      --------
                                                                        50,635
                                                                      --------
    Insurance -- 16.4%
    Berkshire Hathaway, Inc.- Class A                   .49             33,416(A)
                                                                      --------
    Media -- 3.6%
    America Online, Inc.                                 67              7,426(A)
                                                                      --------
    Motorcycles/Bicycles -- 2.3%
    Harley-Davidson, Inc.                                85              4,600
                                                                      --------
    Non-Hazardous Waste Disposal -- 4.1%
    Waste Management, Inc.                              154              8,278
                                                                      --------
    Racetracks -- 2.6%
    International Speedway Corporation                  110              5,206
                                                                      --------
    Restaurants -- 4.5%
    McDonald's Corporation                              219              9,060
                                                                      --------
Total Common Stocks and Equity Interests
  (Identified Cost -- $167,967)                                        183,194
    ----------------------------------------------------------------------------

                                                   Shares/Par           Value
    ----------------------------------------------------------------------------
Repurchase Agreements -- 12.3%
    Goldman, Sachs & Company
      5%, dated 6/30/99, to be repurchased at
      $12,464 on 7/1/99 (Collateral: $13,783
      Fannie Mae mortgage-backed securities,
      6%, due 2/1/29, value $12,936)               $ 12,463           $ 12,463

    Merrill Lynch & Co., Inc.
      4.80%, dated 6/30/99, to be repurchased at
      $12,464 on 7/1/99 (Collateral: $13,377
      Fannie Mae mortgage-backed securities,
      6.50%, due 4/1/29, value $12,904)              12,462             12,462
                                                                      --------
    Total Repurchase Agreements
      (Identified Cost-- $24,925)                                       24,925
    ----------------------------------------------------------------------------
    Total Investments -- 102.5% (Identified Cost -- $192,892)          208,119
    Other Assets Less Liabilities-- (2.5)%                              (4,991)
                                                                      --------
    NET ASSETS CONSISTING OF:
    Accumulated paid-in capital applicable to
      8,362 shares outstanding                     $187,440
    Accumulated net operating loss                     (495)
    Accumulated net realized gain/(loss) on
      investments and currency transactions             956
    Unrealized appreciation/(depreciation)
      of investments                                 15,227
                                                   --------
    NET ASSETS -- 100.0%                                              $203,128
                                                                      ========
    NET ASSET VALUE PER SHARE:                                        $  24.29
                                                                      ========
    ----------------------------------------------------------------------------

    (A) Non-income producing.

Statement of Operations
Legg Mason Focus Trust, Inc.
For the Six Months Ended June 30, 1999  (Unaudited)
(Amounts in Thousands)


    ----------------------------------------------------------------------------
Investment Income:
    Dividends(A)                                                          $ 428
    Interest                                                                230
                                                                          -----
    Total income                                                            658

Expenses:
    Investment advisory fee                                  $  424
    Distribution and service fees                               606
    Transfer agent and shareholder servicing expense             36
    Audit and legal fees                                         22
    Custodian fee                                                38
    Directors' fees                                               3
    Organization expense                                          6
    Registration fees                                            40
    Reports to shareholders                                       8
    Other expenses                                                7
                                                             ------
                                                              1,190
    Less fees waived                                            (37)
                                                             ------
      Total expenses, net of waivers                                      1,153
                                                                          -----
    NET INVESTMENT INCOME (LOSS)                                           (495)

Net Realized and Unrealized Gain (Loss) on Investments:
    Realized gain (loss) on investments                         956
    Change in unrealized appreciation (depreciation)
      of investments                                          4,040
                                                             ------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                4,996
    ----------------------------------------------------------------------------
    CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       $4,501
    ----------------------------------------------------------------------------
    (A) Net of foreign taxes withheld of $3.

    See notes to financial statements.

    Statement of Changes in Net Assets
    Legg Mason Focus Trust, Inc.
    (Amounts in Thousands)

                                                                       Six Months Ended    Year Ended
                                                                            6/30/99         12/31/98
    --------------------------------------------------------------------------------------------------
                                                                         (Unaudited)
Change in Net Assets:
    Net investment income (loss)                                          $   (495)          $  (137)
    Net realized gain (loss) on investments                                    956             1,270
    Change in unrealized appreciation (depreciation) of investments          4,040             8,298
    --------------------------------------------------------------------------------------------------
    Change in net assets resulting from operations                           4,501             9,431
    Distributions to shareholders from net realized gain on investments         --
    (1,557)

    Change in net assets from Fund share transactions                      151,538            31,122
    --------------------------------------------------------------------------------------------------
    Change in net assets                                                   156,039            38,996
Net Assets:
    Beginning of period                                                     47,089             8,093
    --------------------------------------------------------------------------------------------------
    End of period                                                         $203,128           $47,089
    --------------------------------------------------------------------------------------------------
    Undistributed net investment income (loss), end of period             $   (495)          $    --
    --------------------------------------------------------------------------------------------------

    See notes to financial statements.

Financial Highlights
Legg Mason Focus Trust, Inc.

   Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                       Investment Operations                      Distributions
                               --------------------------------------  --------------------------------------
                                                                                       From
                    Net Asset      Net      Net Realized      Total      From          Net                     Net Asset
                      Value,   Investment  and Unrealized     From        Net       Realized                     Value,
                    Beginning    Income    Gain (Loss) on  Investment  Investment    Gain on        Total        End of
                    of Period    (Loss)     Investments    Operations    Income    Investments  Distributions    Period
------------------------------------------------------------------------------------------------------------------------
Six Months Ended
June 30, 1999*        $22.00    $(.06)(A)      $2.35          $2.29      $  --        $  --        $  --         $24.29
Years Ended Dec. 31,
1998                   16.32     (.06)(A)       6.68           6.62         --         (.94)        (.94)         22.00
1997                   13.01     (.11)(A)       3.89           3.78         --         (.47)        (.47)         16.32
1996                   11.17     (.05)(A)       1.96           1.91         --         (.07)        (.07)         13.01
1995(B)                10.00      .06 (A)       1.17           1.23       (.06)          --         (.06)         11.17
------------------------------------------------------------------------------------------------------------------------

                                          Ratios/Supplemental Data
                      --------------------------------------------------------------
                                                Net
                                             Investment                Net Assets,
                                 Expenses   Income (Loss)  Portfolio      End of
                      Total     to Average   to Average    Turnover       Period
                      Return    Net Assets   Net Assets      Rate     (in thousands)
------------------------------------------------------------------------------------
Six Months Ended
June 30, 1999*        10.36%(C)  1.90%(A,D)  (.82)%(A,D)     4.7%(D)    $203,128
Years Ended Dec. 31,
1998                  41.47%     1.93%(A)    (.89)%(A)      21.2%         47,089
1997                  29.10%     2.00%(A)    (.74)%(A)      14.5%          8,093
1996                  17.14%     2.00%(A)    (.40)%(A)       8.5%          7,327
1995(B)               12.29%(C)  1.92%(A,D)  1.19% (A,D)      --           5,061
------------------------------------------------------------------------------------

(A) Net of fees waived pursuant to a voluntary expense limitation of 1.75% of average daily net assets through September 1, 1995, 2.00% through June 30, 1998, and 1.90% through June 30, 2000. If no fees had been waived, the annualized ratio of expenses to average net assets for the six months ended June 30, 1999, and the years ended December 31, 1998, 1997 and 1996, and for the period April 17, 1995, to December 31, 1995, would have been 1.96%, 2.71%, 4.04%, 4.96% and 7.89%, respectively.
(B) For the period April 17, 1995 (commencement of operations) to December 31, 1995.
(C) Not annualized.
(D) Annualized.
 *  Unaudited.

    See notes to financial statements.

    Notes to Financial Statements
    Legg Mason Focus Trust, Inc.
    (Amounts in Thousands) (Unaudited)
    ----------------------------------------------------------------------------
1. Significant Accounting Policies:
       The Legg Mason Focus Trust, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified investment company.

    Security Valuation
       Securities owned by the Fund for which market quotations are readily available are valued at current market value. In the absence of readily available market quotations, securities are valued at fair value as determined by the Fund's Board of Directors. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Fund's adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

    Investment Income and Distributions to Shareholders
       Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid annually. Net capital gain distributions are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

    Security Transactions
       Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 1999, receivables for securities sold and payables for securities purchased for the Fund were as follows:

    Receivable for          Payable for
    Securities Sold    Securities Purchased
    ---------------------------------------
          $6--                $7,080


    Deferred Organizational Expenses
       Deferred organizational expenses of $65 are being amortized on a straight line basis over 5 years commencing on the date the Fund's operations began. Legg Mason Fund Adviser, Inc. ("LMFA") has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that LMFA purchased from Focus Capital Advisory, L.P. on June 30, 1998, and which remain outstanding at the time of redemption.

    Federal Income Taxes
       No provision for federal income or excise taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

    ----------------------------------------------------------------------------
    Use of Estimates
       The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:
       For the six months ended June 30, 1999, investment transactions (excluding short-term investments) were as follows:

      Purchases     Proceeds From Sales
      ---------------------------------
      $136,602         $2,629

        At June 30, 1999, cost, aggregate gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for the Fund were as follows:

                                                Net
                                            Appreciation/
      Cost   Appreciation  (Depreciation)  (Depreciation)
    -----------------------------------------------------
    $167,967    $17,400       $(2,173)        $15,227

 3. Repurchase Agreements:
       All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Fund's custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Fund's investment adviser, acting under the supervision of its Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

4. Transactions With Affiliates:
       On June 30, 1998, Legg Mason Fund Adviser purchased the assets of
    Focus Capital Advisory, L.P. ("Focus Capital"). For the period June 28, 1997, to June 30, 1998, Focus Capital served as the Fund's investment adviser. Prior to June 28, 1997, Lloyd, Leith & Sawin, Inc. served as investment adviser to the Fund.
       Effective June 30, 1998, the Fund entered into an investment advisory and management agreement with LMFA. Pursuant to its agreement, LMFA provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly at an annual rate of 0.70% of its average daily net assets.
       LMFA has agreed to waive its fees in any month to the extent the Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 1.90% of average daily net assets until June 30, 2000, as shown in the chart below:

                                    Six Months Ended
                                     June 30, 1999    At June 30, 1999
                                    ----------------  ----------------
      Expense   Expense Limitation     Management        Management
    Limitation    Expiration Date      Fees Waived      Fees Payable
    ------------------------------------------------------------------
       1.90%       June 30, 2000          $37              $173

    ----------------------------------------------------------------------------
       During the period January 1, 1998, to June 30, 1998, management fee expense was $34, all of which was waived by Focus Capital; during the period July 1, 1998, to December 31, 1998, management fee expense was $74, all of which was waived by LMFA.
       Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as the Fund's distributor. Legg Mason receives an annual distribution fee and an annual service fee, computed daily and payable monthly as follows:

                                 At June 30, 1999
                             ------------------------
    Distribution   Service   Distribution and Service
        Fee          Fee           Fees Payable
    -------------------------------------------------
        0.75%       0.25%             $156

       No brokerage commissions were paid to Legg Mason or its affiliates during the six months ended June 30, 1999. Legg Mason also has an agreement with the Fund's transfer agent to assist it with some of its duties. For this assistance, Legg Mason was paid $15 by the transfer agent for the six months ended June 30, 1999.
       LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

5. Fund Share Transactions:
       At June 30, 1999, there were 100,000 shares authorized at $.001 par value for the Fund. Share transactions were as follows:

                                                             Reinvestment
                                            Sold           of Distributions        Repurchased            Net Change
                                    ------------------    -----------------     -----------------     ------------------
                                    Shares     Amount     Shares     Amount     Shares     Amount     Shares     Amount
    --------------------------------------------------------------------------------------------------------------------
    Six Months Ended June 30, 1999   6,796    $165,442      --       $   --     (574)    $(13,904)    6,222     $151,538
    Year Ended December 31, 1998     1,725      32,537      79        1,500     (159)      (2,915)    1,645       31,122

       Prior to June 30, 1998, redemptions were subject to a 1.00% fee if redeemed within two years of purchase. Thus, the redemption price may have differed from the net asset value per share. Effective June 30, 1998, the Fund no longer imposes a redemption fee.

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


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


Investment Adviser
    Legg Mason Fund Adviser, Inc.
    Baltimore, MD

Board of Directors                                     Semi-Annual Report
    John F. Curley, Jr., Chairman                        June 30, 1999
    Richard G. Gilmore
    Arnold L. Lehman                                       Legg Mason
    Dr. Jill E. McGovern                                     Focus
    T. A. Rodgers                                         Trust, Inc.

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services                          (LEGG
    Boston, MA                                              MASON
                                                            FUNDS
Custodian                                                    LOGO)
    State Street Bank & Trust Company                   HOW TO INVEST(SM)
    Boston, MA

Counsel
    Kirkpatrick & Lockhart LLP
    Washington, DC

Independent Accountants
    PricewaterhouseCoopers LLP
    Baltimore, MD



    This report is not to be distributed unless preceded or accompanied by a prospectus.


                     Legg Mason Wood Walker, Incorporated
                     ------------------------------------
                               100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                               410 o 539 o 0000

LMF-222
8/99